EXHIBIT 10.4

WHEN RECORDED, MAIL TO:
Silver Dragon Resources Inc.
Attn: Marc Hazout
5160 Yonge Street, Suite 803
Toronto, Ontario
Canada M2N 6L9

APN: 16-35-207-019-0000

TRUST DEED

(with Assignment of Rents)

THIS TRUST DEED, made this 15th day of February 2011, is given by Tonaquint, Inc., a Utah corporation, whose address is 303 East Wacker Drive, Suite 1200, Chicago, Illinois 60601, as “Trustor,” to Griffiths & Turner / GT Title Services, Inc., a Utah corporation, having a mailing address of 512 East 4500 South, Suite 150, Murray, Utah 84107, as “Trustee,” for the benefit of Silver Dragon Resources Inc., a Nevada corporation, whose address is 5160 Yonge Street, Suite 803, Toronto, Ontario, Canada M2N 6L9, as “Beneficiary.”

WITNESSETH: That Trustor hereby CONVEYS AND WARRANTS TO TRUSTEE IN TRUST, WITH POWER OF SALE, the following described property, situated in Salt Lake County, State of Utah:

See Exhibit A attached hereto.

Together with all of the following (all of which, together with such real property described on Exhibit A, is referred to herein collectively as the “Property”):

(a) all buildings, structures, and improvements of every nature whatsoever now or hereafter situated thereon;

(b) all rights of way, easements, tenements, hereditaments, privileges and appurtenances thereunto belonging, now or hereafter used or enjoyed with such property or any part thereof; SUBJECT, HOWEVER, to the right, power and authority hereinafter given to and conferred upon Beneficiary to collect and apply rents, issues, and profits;

(c) all present and future right, title, and interest of Trustor in and to all fixtures (as that term is defined in the Utah Uniform Commercial Code (the “UCC”), and whether existing now or in the future) now or in the future located at, upon, or about or affixed or attached to or installed in the real property described on Exhibit A; and

(d) all insurance policies, insurance and condemnation awards and proceeds, proceeds of the sale of promissory notes, and any other rights to the payment of money with respect to the property; all advance payments of insurance premiums made by Trustor with respect to such real property and improvements; and all plans, drawings and specifications relating to such real property and improvements, Trustor hereby granting to Beneficiary a security interest in and to the same as a secured party under the UCC, in addition to and not in limitation of Trustee’s rights and remedies hereunder.

FOR THE PURPOSE OF SECURING:

For a period of six (6) months and three (3) days from the date hereof (or such longer period as indicated in a written notice from the Trustor) (the date of the conclusion of such period shall be referred to herein as the “Reconveyance Date”), except as set forth in that certain Escrow Agreement of even date herewith entered into by and among Beneficiary, Trustor, and Trustee (the “Escrow Agreement”), (1) payment of (a) the indebtedness evidenced by that certain Buyer Trust Deed Note #1 of even date herewith in the original principal sum of Two Hundred Thousand and No/100 Dollars ($200,000.00), together with interest thereon, executed by Trustor in favor of Beneficiary, and any extensions, revisions, modifications, substitutions, or renewals thereof (“Note #1”); (b) the indebtedness evidenced by that certain Buyer Trust Deed Note #2 dated of even date herewith in the original principal sum of Two Hundred Thousand and No/100 Dollars ($200,000.00), together with interest thereon, executed by Trustor in favor of Beneficiary, and any extensions, revisions, modifications, substitutions, or renewals thereof (“Note #2”); and (c) the indebtedness evidenced by that certain Buyer Trust Deed Note #3 dated of even date herewith in the original principal sum of Two Hundred Thousand and No/100 Dollars ($200,000.00), together with interest thereon, executed by Trustor in favor of Beneficiary, and any extensions, revisions, modifications, substitutions, or renewals thereof (“Note #3,” and together with Note #1 and Note #2, the “Notes”) (2) the performance of each agreement of Trustor herein contained; and (3) the payment of all sums expended or advanced by Beneficiary under or pursuant to the terms hereof, together with interest thereon as herein provided.

AND, Trustor hereby warrants, covenants and agrees that Trustor is the lawful owner of the Property, with good and marketable title, free and clear of all encumbrances, liens or charges, excepting only those matters currently of record.

TO PROTECT THE SECURITY OF THIS TRUST DEED, TRUSTOR AGREES:

1. To keep the Property in good condition and repair; not to remove or demolish any building thereon; to materially comply with all laws, covenants and restrictions affecting the Property; and not to commit or permit waste thereof.

2. To provide and maintain insurance, of such type or types and amounts as Beneficiary may reasonably require in writing (but in any event not to exceed the amount of the indebtedness secured hereby unless agreed to by Trustor) on the improvements now existing or hereafter erected or placed on the Property.

Trustor or any subsequent owner or purchaser of the Property shall have the right to substitute for a then existing policy of insurance, a policy of insurance issued by another insurance carrier at any time, provided Trustor provides notice to Beneficiary of such new insurance carrier within sixty (60) days of the issuance of a substitute insurance policy.

3. To deliver to and maintain with Beneficiary until the earlier of (a) the indebtedness secured hereby is paid in full, or (b) the Reconveyance Date, such evidence of title as Beneficiary may reasonably require, including abstracts of title.

4. To pay at least ten (10) days before delinquency all taxes and assessments affecting the Property; to pay, when due, all encumbrances, charges, and liens, with interest, on the Property or any part thereof, which at any time appear to be prior or superior hereto; and to pay all costs, fees, and expenses of this trust.

5. To pay immediately and without demand all sums expended hereunder by Beneficiary or Trustee, with interest from date of expenditure at the rate of ten percent (10%) per annum until paid, and the repayment thereof shall be secured hereby.

IT IS MUTUALLY AGREED THAT:

6. Should the Property or any part thereof be taken or damaged by reason of any public improvement or condemnation proceeding, or damaged by fire, or earthquake, or in any other manner, Beneficiary shall be entitled to all compensation, awards, and other payments or relief therefor, up to the full amount of the indebtedness secured hereby.

7. As additional security, Trustor hereby assigns Beneficiary, during the continuance of these trusts, all rents, issues, royalties, and profits of the Property affected by this Trust Deed and of any personal property located thereon. Until Trustor shall default in the payment of any indebtedness secured hereby or in the performance of any agreement hereunder, Trustor shall have the right to collect all such rents, issues, royalties, and profits earned prior to default as they become due and payable. If Trustor shall default as aforesaid, Trustor’s right to collect any of such moneys shall cease and Beneficiary shall have the right, with or without taking possession of the Property affected hereby, to collect all rents, royalties, issues, and profits.

8. Except as otherwise noted herein, if any default by Trustor hereunder is curable, then such default may be cured (and no default will have occurred) if Trustor, after receiving written notice from Beneficiary demanding cure of such default, either (a) cures such default within thirty (30) days, or (b) if the cure requires more than thirty (30) days, immediately initiates steps that Beneficiary deems in Beneficiary’s reasonable discretion to be sufficient to cure such default and thereafter diligently continues and completes all reasonable and necessary steps sufficient to produce compliance as soon as reasonably practical.

9. Upon any uncured default by Trustor hereunder (after the conclusion of any cure period set forth in Section 8 above), Beneficiary may at any time upon not less than ten (10) days’ written notice to Trustor, either in person, by agent, or by a receiver to be appointed by a court (Trustor hereby consenting to the appointment of Beneficiary as such receiver), and without regard to the adequacy of any security for the indebtedness hereby secured, enter upon and take possession of the Property or any part thereof, in its own name sue for or otherwise collect the rents, issues, and profits, including those past due and unpaid, and apply the same, less costs and expenses of operation and collection, including reasonable attorneys’ fees, upon any indebtedness secured hereby, and in such order as Beneficiary may determine.

10. The failure on the part of Beneficiary to promptly enforce any right hereunder shall not operate as a waiver of such right and the waiver by Beneficiary of any default shall not constitute a waiver of any other or subsequent default.

11. Time is of the essence hereof. Upon default by Trustor in the payment of any indebtedness secured hereby or in the performance of any agreement hereunder, all sums secured hereby shall immediately become due and payable at the option of Beneficiary. In the event of such default, Beneficiary may execute or cause Trustee to execute a written notice of default and of election to cause the Property to be sold to satisfy the obligations hereof, and Trustee shall file such notice for record in each county wherein the Property or some part or parcel thereof is situated. Beneficiary also shall deposit with Trustee, the Notes and all documents evidencing expenditures secured hereby.

12. After the lapse of such time as may then be required by law following the recordation of such notice of default, and notice of default and notice of sale having been given as then required by law, Trustee, without demand on Trustor, shall sell the Property on the date and at the time and place designated in the notice of sale, either as a whole or in separate parcels, and in such order as it may determine (but subject to any statutory right of Trustor to direct the order in which such Property, if consisting of several known lots or parcels, shall be sold), at public auction to the highest bidder, the purchase price payable in lawful money of the United States at the time of sale. The person conducting the sale may, for any cause he deems expedient, postpone the sale from time to time until it shall be completed and, in every case, notice of postponement shall be given by public declaration thereof by such person at the time and place last appointed for the sale; provided, if the sale is postponed for longer than one day beyond the day designated in the notice of sale, notice thereof shall be given in the same manner as the original notice of sale. Trustor agrees to surrender possession immediately after any such sale of the Property, if possession has not previously been surrendered. Trustee shall execute and deliver to the purchaser its Deed conveying said property so sold, but without any covenant or warranty, express or implied. Any person, including Beneficiary, may bid at the sale. Trustee shall apply the proceeds of the sale to payment of (a) the costs and expenses of exercising the power of sale and of the sale, including the payment of Trustee’s and attorneys’ fees; (b) cost of any evidence of title procured in connection with such sale and revenue stamps on Trustee’s Deed; (c) all sums expended under the terms hereof, not then repaid, with accrued interest at ten percent (10%) per annum from date of expenditure; (d) all other sums then secured hereby; and (e) the remainder, if any, to the person or persons legally entitled thereto.

13. From time to time, Beneficiary may require Trustee to reconvey, release and discharge from the operation of this Trust Deed any part or parts of the property described in this Trust Deed, given to secure payment of the indebtedness evidence by the Notes. Trustee shall execute and deliver unto Beneficiary a written reconveyance and release upon receiving from Beneficiary a written request therefor. Such written request shall be in the form attached hereto as Exhibit B and shall include a description of the Property to be reconveyed or released, a statement of the consideration, if any, received by Beneficiary for such reconveyance or release, and a declaration that Beneficiary is the owner and holder of the debt mentioned in this Trust Deed and that the same has never been assigned or transferred. The partial reconveyance or release executed by Trustee shall identify this Trust Deed and describe the property to be reconveyed or released. A partial reconveyance or release executed and delivered by Trustee under authority of this paragraph shall not affect or impair the security remaining under this Trust Deed. This Trust Deed need not accompany any request for a partial reconveyance or release, but upon demand of Trustee, Beneficiary will exhibit to Trustee the Notes. Successive partial reconveyances or releases may be requested by Beneficiary.

14. Subject to the terms and conditions of the Escrow Agreement and provided Trustor is not in default under the Note as of such date, Beneficiary, by recording this Trust Deed, covenants to deliver to Trustee a Request for Reconveyance in the form attached hereto as Exhibit B on the Reconveyance Date.

15. Each abstract of title, title insurance policy, or all other evidences of title, and all insurance policies placed or deposited with Beneficiary shall be deemed an incident to the title of the Property herein described and upon sale or foreclosure or otherwise shall pass to the purchaser, and same are hereby pledged as additional security for payment of the indebtedness secured hereby.

16. In the event Beneficiary and Trustee or either of them shall determine to foreclose this Trust Deed by court action, Trustor agrees to pay all costs and expenses incurred therein and reasonable compensation for the attorneys representing Beneficiary and Trustee, or either of them.

17. This Trust Deed shall apply to, inure to the benefit of, and bind all parties hereto, their heirs, legatees, devisees, administrators, executors, successors and assigns. In this Trust Deed, whenever the context requires, the masculine gender includes the feminine and/or neuter, and the singular number includes the plural.

18. Any option, election, notice or right granted to Beneficiary may be exercised only by written approval of Beneficiary.

19. If the loan secured by this Trust Deed is subject to a law which sets maximum loan charges, and that law is finally interpreted so that the interest or other loan charges collected or to be collected in connection with the loan exceed the permitted limits, then: (a) any such loan charge shall be reduced by the amount necessary to reduce the charge to the permitted limit; and (b) any sums already collected from Trustor which exceed permitted limits will be refunded to Trustor. Beneficiary may choose to make this refund by reducing the principal owed under the Notes or by making a direct payment to Trustor.

20. If one or more riders are executed by Trustor and recorded together with this Trust Deed, the covenants and agreements of each such rider shall be incorporated into and shall amend and supplement the covenants and agreements of this Trust Deed as if the rider(s) were part of this Trust Deed.

21. If any provision of this Trust Deed is declared by a court of competent jurisdiction to be invalid for any reason such invalidity shall not affect the remaining provisions of this Trust Deed. The remaining provisions shall be fully severable, and this Trust Deed shall be construed and enforced as if the invalid provision had never been included herein.

22. Trustee accepts this trust when this Trust Deed, duly executed and acknowledged, is made a public record as provided by law. Trustee is not obligated to notify any party hereto of pending sale under any other Trust Deed or of any action or proceeding in which Trustor, Beneficiary, or Trustee shall be a party, unless brought by Trustee.

23. Trustee is authorized to reconvey or cause to be reconveyed this Trust Deed without further action or consent by Beneficiary in accordance with the terms of the Escrow Agreement.

24. This Trust Deed shall be construed according to the laws of the State of Utah.

25. The undersigned Trustor requests that a copy of any notice of default and of any notice of sale hereunder be mailed to Trustor at the address hereinbefore set forth.

[Signature page follows]

TRUSTOR:

TONAQUINT, INC., a Utah corporation

By: /s/ John M. Fife
       John M. Fife, President

STATE OF ________	)
: ss.
COUNTY OF _______	)

On the ___ day of February 2011, personally appeared before me John M. Fife, the President of Trustor, the signer of the above instrument, who duly acknowledged to me that he executed the same on behalf of such corporation.

________________________________
Notary Public

[Signature page to Deed of Trust]

EXHIBIT A

LEGAL DESCRIPTION OF THE PROPERTY

COM 976.8 FT N & S 73^30' E 217.8 FT & 458.04 FT N FR CEN SEC 35 T1S R1E SL MER N 350.46 FT M OR L TO CEN OF MILL CREEK S 78^28' E 141.66 FT S 290.69 FT S 69^14' W 88.02 FT W56.5 FT TO BEG 1 AC.

Together with the non-exclusive right of way over the access easements as shown on the recorded plats.

(Tax Serial No. 16-35-207-019-0000)

EXHIBIT B

REQUEST FOR RECONVEYANCE